UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 8, 2009
CAROLINA POWER & LIGHT COMPANY
d/b/a PROGRESS ENERGY CAROLINAS, INC.
Exact name of registrant as specified in its charter

North Carolina	1-3382	56-0165465

State of incorporation	Commission File Number	I.R.S. Employer Identification Number
410 South Wilmington Street Raleigh, North Carolina 27601-1748 Telephone: (919) 546-6411
Address of principal executive offices, and telephone number

None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
(a) UNDERWRITING AGREEMENT. The Registrant has entered into an Underwriting Agreement, dated January 8, 2009 by and among the Registrant and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as underwriters and representatives of the several underwriters, in connection with the offering of $600,000,000 aggregate principal amount of the Registrant’s First Mortgage Bonds, 5.30% Series due 2019, registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-155418-02). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.
(b) SEVENTY-SIXTH SUPPLEMENTAL INDENTURE. The Registrant has entered into a Seventy-sixth Supplemental Indenture, dated as of January 1, 2009, to its Mortgage and Deed of Trust, dated May 1, 1940, as supplemented, (the “Mortgage”), with The Bank of New York Mellon (formerly Irving Trust Company) and Frederick G. Herbst (Douglas J. MacInnes, successor), as trustees, and Ming Ryan, as successor to Mr. MacInnes, in connection with the issuance of the Registrant’s First Mortgage Bonds, 5.30% Series due 2019. Pursuant to the Seventy-sixth Supplemental Indenture, Ming Ryan is succeeding Mr. MacInnes as the individual Trustee. A copy of the Seventy-sixth Supplemental Indenture to the Mortgage is filed herewith as Exhibit 4.
This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement on Form S-3 (Reg. No. 333-155418-02) relating to the offering of the Company’s First Mortgage Bonds.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1	Underwriting Agreement, dated January 8, 2009, by and among the Registrant and Deutsche Bank Securities Inc. and Goldman, Sachs & Co., LLC, as representatives of the several underwriters.

4	Seventy-sixth Supplemental Indenture, dated as of January 1, 2009, to the Registrant’s Mortgage and Deed of Trust, dated May 1, 1940, as supplemented, (the “Mortgage”), with The Bank of New York Mellon (formerly Irving Trust Company) and Frederick G. Herbst (Douglas J. MacInnes, successor), as trustees and Ming Ryan as successor to Mr. MacInnes.

5	Opinion of Hunton & Williams LLP as to legality of the Securities issued by the Registrant.

23	Consent of Hunton & Williams LLP to the filing of Exhibit 5 herewith (included in its opinion filed as Exhibit 5).

25	Form T-2 Statement of Eligibility under the Trust Indenture Act of 1939 of Ming Ryan, as Trustee under Carolina Power & Light Company’s Mortgage relating to the First Mortgage Bonds.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA POWER & LIGHT COMPANY d/b/a PROGRESS ENERGY CAROLINAS, INC. Registrant
By:	/s/ Mark F. Mulhern
Mark F. Mulhern
Executive Vice President and Chief Financial Officer
Date: January 15, 2009
[Signature Page of Closing Form 8-K]